SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2004

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 South Grand Avenue, Suite 400,	90071
Los Angeles, California	(Zip Code)
(Address of principal executive offices)

213-626-3300
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits
ITEM 9. Regulation FD Disclosure
ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
Exhibit 99.1
Exhibit 99.2

  ITEM 7. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.
99.1	Press Release dated May 4, 2004.

99.2	Maguire Properties, Inc. Supplemental Operating and Financial Data for the Quarter ended March 31, 2004.

  ITEM 9. Regulation FD Disclosure

The information in this Item 9 of this Current Report is also being furnished under Item 12 – “Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, are furnished pursuant to Item 9 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

On May 4, 2004, Maguire Properties, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2004. That press release referred to certain supplemental information that is available on the Company’s website, free of charge, at www.maguireproperties.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

  ITEM 12. Results of Operations and Financial Condition

The information in this Item 12 of this Current Report is also being furnished under Item 9 – “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, are furnished pursuant to Item 12 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 4, 2004, the Company issued a press release announcing its financial results for the first quarter of 2004. That press release referred to certain supplemental information that is available on the Company’s website, free of charge, at www.maguireproperties.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Dallas E. Lucas

Dallas E. Lucas
Executive Vice President and Chief Financial Officer

Dated: May 4, 2004

EXHIBIT INDEX

99.1	Press Release dated May 4, 2004.

99.2	Maguire Properties, Inc. Supplemental Operating and Financial Data for the Quarter ended March 31, 2004.